Reference Number: 6343039

DATE:                        May 30, 2007

TO:                          Deutsche  Bank  Trust  Company  Americas,  not  in  its  individual capacity,  but solely as  Supplemental  Interest  Trust  Trustee on behalf of the  Supplemental  Interest  Trust  with  respect  to the
                             RALI Series 2007-QH5 Trust

ATTENTION:                   Ref: 6343039
TELEPHONE:            714-247-6000
FACSIMILE:                   714-855-1557

FROM:                 ABN AMRO Bank N.V.
TELEPHONE:            312-904-5214
FACSIMILE:                   312-904-0392

SUBJECT:                     Fixed Income Derivatives Confirmation

REFERENCE NUMBER:     6343039

The  purpose  of this  long-form  confirmation  ("CONFIRMATION")  is to  confirm  the  terms and conditions  of the  current  Transaction  entered  into on the Trade Date  specified  below (the
"TRANSACTION")  between ABN AMRO Bank N.V. ("PARTY A") and Deutsche Bank Trust Company Americas,
not in its  individual  capacity,  but  solely  as  supplemental  interest  trust  trustee  (the
"SUPPLEMENTAL  INTEREST  TRUST  TRUSTEE")  on behalf of the  supplemental  interest  trust  with respect to the RALI Series  2007-QH5  Trust (the  "SUPPLEMENTAL  INTEREST  TRUST" or "PARTY B"),
created under the Standard  Terms of Pooling and Servicing  Agreement,  dated as of May 1, 2007, among Residential  Accredited Loans, Inc., as depositor (the "DEPOSITOR"),  Residential  Funding
Company.  LLC as master  servicer (in that  capacity,  the  "SERVICER")  and DEUTSCHE BANK TRUST
COMPANY  AMERICAS,  as trustee (the "TRUSTEE") as supplemented  by the Series  Supplement  dated
May 1, 2007  (together the "POOLING AND SERVICING  AGREEMENT").  This  Confirmation  evidences a complete and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth below and  replaces  any  previous  agreement  between us with  respect to the subject
matter  hereof.   This  Confirmation   constitutes  a  "CONFIRMATION"  and  also  constitutes  a
"SCHEDULE" as referred to in the ISDA Master  Agreement,  and  Paragraph 13 of a Credit  Support
Annex to the Schedule.

1.      This Confirmation shall supplement,  form a part of, and be subject to an agreement in the form of the ISDA Master  Agreement  (Multicurrency  - Cross Border) as published and copyrighted in 1992 by the International  Swaps and Derivatives  Association,  Inc. (the
        "ISDA  MASTER  AGREEMENT"),  as if Party A and Party B had executed an agreement in such form on the date  hereof,  with a Schedule as set forth in Item 3 of this  Confirmation, and an ISDA Credit Support Annex  (Bilateral Form - ISDA Agreements  Subject to New York
        Law Only version) as published and  copyrighted in 1994 by the  International  Swaps and
        Derivatives Association,  Inc., with Paragraph 13 thereof as set forth in Annex A hereto
        (the "CREDIT SUPPORT  ANNEX").  For the avoidance of doubt,  the  Transaction  described herein  shall be the sole  Transaction  governed by such ISDA Master  Agreement.  In the event of any inconsistency among any of the following  documents,  the relevant document first listed shall govern: (i) this Confirmation,  exclusive of the provisions set forth in Item 3 hereof  and Annex A hereto;  (ii) the  provisions  set forth in Item 3 hereof, which are  incorporated by reference into the Schedule;  (iii) the Credit Support Annex;
        (iv) the Definitions; and (v) the ISDA Master Agreement.

        Each reference herein to a "Section"  (unless  specifically  referencing the Pooling and
        Servicing  Agreement)  or to a "Section"  "of this  Agreement"  will be  construed  as a reference to a Section of the ISDA Master  Agreement;  each herein reference to a "Part"
        will be construed as a reference  to the  provisions  herein  deemed  incorporated  in a
        Schedule to the ISDA Master  Agreement;  each reference  herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2.      The terms of the  particular  Transaction  to which this  Confirmation  relates are as follows:

        Type of Transaction:                Interest Rate Swap

        Notional Amount:                    With  respect  to  any  Calculation   Period,  the
                                            amount  set forth for such  period on  Schedule  I
                                            attached hereto.

        Trade Date:                         May 29, 2007

        Effective Date:                     June 25, 2007

        Termination Date:                   May 25, 2012,  subject to adjustment in accordance
                                            with  the   Business  Day   Convention   provided,
                                            however,  that for the purpose of determining  the
                                            final  Fixed  Rate  Payer   Period  End  Date  and
                                            Floating  Rate Payer Period End Date,  Termination
                                            Date shall be subject to No Adjustment

        Party B Fixed Amounts:

               Fixed Rate Payer:            Party B

               Fixed Rate Payer
               Period End Dates:            The 25th  calendar  day of each  month  during the
                                            Term  of this  Transaction,  commencing  July  25,
                                            2007, and ending on the Termination  Date, with no
                                            adjustment.
               Fixed Rate Payer
               Payment Dates:               One  Business  Day prior to the 25th  calendar day
                                            of   each   month   during   the   Term   of  this
                                            Transaction,  commencing July 25, 2007, and ending
                                            on the Termination Date,  subject to adjustment in
                                            accordance with the Business Day Convention.

               Fixed Rate:                  5.19%

               Fixed Rate Day
               Count Fraction:              Act/360

        Party A Fixed Amounts:

               Fixed Rate Payer:            Party A

               Fixed Rate Payer
               Payment Dates:               May 30, 2007

               Fixed Amount:                $29,000

        Floating Amounts:

               Floating Rate Payer:         Party A

               Floating Rate Payer
               Period End Dates:            The 25th  calendar  day of each  month  during the
                                            Term  of this  Transaction,  commencing  July  25,
                                            2007, and ending on the Termination Date,  subject
                                            to adjustment in accordance  with the Business Day
                                            Convention.
               Floating Rate Payer
               Payments Dates:              One  Business  Day prior to the 25th  calendar day
                                            of   each   month   during   the   Term   of  this
                                            Transaction,  commencing July 25, 2007, and ending
                                            on the Termination Date,  subject to adjustment in
                                            accordance with the Business Day Convention.

               Floating Rate Option:        USD-LIBOR-BBA

               Designated Maturity:         One month

               Floating Rate Day
               Count Fraction:              Act/360

               Reset Dates:                 The first day of each Calculation Period.

               Compounding:                 Inapplicable

               Business Days:               New York

               Business Day Convention:     Following

               Calculation Agent:           Party A

               Offices:                     The Office of Party A for this Transaction is London

3.      Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

PART 1. TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)     "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b)     "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)     EVENTS OF DEFAULT.

        The statement  below that an Event of Default will apply to a specific  party means that upon the  occurrence  of such an Event of Default with respect to such party,  the other party  shall  have  the  rights  of a  Non-defaulting  Party  under  Section  6 of  this
        Agreement;  conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

(i)     The "FAILURE TO PAY OR DELIVER"  provisions  of Section  5(a)(i) will apply to Party A and will apply to Party B;  provided,  however,  that  Section  5(a)(i) is hereby amended by replacing the word "third" with the word "first";  provided,  further, that notwithstanding  anything to the contrary in Section 5(a)(i), any failure by
               Party  A to  comply  with  or  perform  any  obligation  to be  complied  with or performed  by Party A under the Credit  Support  Annex  shall not  constitute  an
               Event of Default under Section  5(a)(i) unless (A) a Required  Ratings  Downgrade
               Event has occurred and been  continuing  for 30 or more Local  Business Days, and
               (B) such failure is not remedied on or before the third Local  Business Day after notice of such failure is given to Party A.

(ii)    The "BREACH OF  AGREEMENT"  provisions  of Section  5(a)(ii) will apply to Party A and will not apply to Party B.

(iii)   The "CREDIT  SUPPORT  DEFAULT"  provisions of Section  5(a)(iii) will apply to Party A and will not apply to Party B except  that  Section  5(a)(iii)(1)  will  apply to
               Party B solely in respect of Party B's  obligations  under  Paragraph 3(b) of the
               Credit Support Annex;  provided,  however,  that notwithstanding  anything to the contrary  in  Section  5(a)(iii)(1),  any  failure  by Party A to comply  with or perform any  obligation  to be complied  with or  performed  by Party A under the
               Credit  Support  Annex shall not  constitute  an Event of Default  under  Section
               5(a)(iii)  unless (A) a Required  Ratings  Downgrade  Event has occurred and been continuing  for 30 or more  Local  Business  Days,  and (B) such  failure  is not remedied on or before the third Local  Business  Day after notice of such failure is given to Party A.

(iv)    The "MISREPRESENTATION"  provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(v)     The "DEFAULT UNDER SPECIFIED TRANSACTION"  provisions of Section 5(a)(v) will apply to
               Party A and will not apply to Party B.

(vi)    The "CROSS DEFAULT"  provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For  purposes  of  Section  5(a)(vi),  solely  with  respect to
               Party A:

               "Specified  Indebtedness"  will have the meaning  specified in Section 14 ,except that such term shall not include  obligations in respect of deposits  received in the ordinary course of Party A's banking business.

               "Threshold   Amount"   means  with  respect  to  Party  A,  an  amount  equal  to three  percent (3%) of its total  shareholders  equity as specified  from time to time in the most  recent  Annual  Report  of ABN  AMRO  Holding  N.V.  containing
               consolidated  financial  statements,   prepared  in  accordance  with  accounting
               principles  that  are  generally  accepted  for  institutions  of its type in the
               jurisdiction   of  its   organization   and  certified  by   independent   public
               accountants, or its equivalent in any other currency.

(vii)   The "BANKRUPTCY"  provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except  that  the  provisions  of  Section  5(a)(vii)(2),  (6) (to the extent that such provisions refer to any appointment  contemplated or effected by the Pooling and Servicing  Agreement or any  appointment to which Party B has not become  subject),  (7) and (9) will not  apply to Party B;  provided  that,  with respect to Party B only,  Section  5(a)(vii)(4) is hereby amended by adding after the  words  "against  it"  the  words  "(excluding  any  proceeding  or  petition instituted or presented by Party A or its Affiliates)",  and Section 5(a)(vii)(8)
               is hereby  amended by deleting the words "to (7)  inclusive"  and inserting  lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

(viii)  The "MERGER WITHOUT  ASSUMPTION"  provisions of Section 5(a)(viii) will apply to Party
               A and will  apply to Party B.

(d)     TERMINATION EVENTS.

        The statement  below that a Termination  Event will apply to a specific party means that upon the occurrence of such a Termination  Event, if such specific party is the Affected
        Party with respect to a Tax Event,  the Burdened  Party with respect to a Tax Event Upon
        Merger (except as noted below) or the non-Affected  Party with respect to a Credit Event
        Upon Merger,  as the case may be, such specific  party shall have the right to designate an Early  Termination  Date in accordance with Section 6 of this Agreement;  conversely, the  statement  below that such an event will not apply to a specific  party  means that such party shall not have such right;  provided,  however,  with respect to "Illegality"
        the  statement  that such  event  will  apply to a  specific  party  means that upon the occurrence  of such a Termination  Event with respect to such party,  either party shall have the right to designate an Early  Termination  Date in accordance  with Section 6 of this Agreement.

        (i)    The  "ILLEGALITY"  provisions  of Section  5(b)(i) will apply to Party A and will apply to Party B.

        (ii)   The "TAX  EVENT"  provisions  of  Section  5(b)(ii)  will apply to Party A except that,  for purposes of the  application  of Section  5(b)(ii) to Party A, Section
               5(b)(ii)  is hereby  amended by  deleting  the words  "(x) any action  taken by a taxing authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought  with respect to a party to this  Agreement)  or (y)", and the "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party B.

        (iii)  The "TAX EVENT UPON MERGER"  provisions of Section  5(b)(iii) will apply to Party
               A and will  apply to Party B,  provided  that  Party A shall not be  entitled  to designate  an Early  Termination  Date by reason of a Tax  Event  upon  Merger in respect of which it is the Affected Party.

        (iv)   The "CREDIT EVENT UPON MERGER"  provisions of Section  5(b)(iv) will not apply to
               Party A and will not apply to Party B.

(e)     The "AUTOMATIC  EARLY  TERMINATION"  provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of this Agreement:

(i)     Market  Quotation will apply,  provided,  however,  that, in the event of a Derivative
               Provider Trigger Event, the following provisions will apply:

               (A)    The  definition of Market  Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                      "MARKET   QUOTATION"  means,  with  respect  to  one  or  more  Terminated
                      Transactions,  a Firm Offer which is (1) made by a Reference  Market-maker that is an Eligible  Replacement,  (2) for an amount that would be paid to
                      Party B (expressed  as a negative  number) or by Party B  (expressed  as a positive  number) in  consideration  of an agreement  between  Party B and such Reference Market-maker to enter into a Replacement  Transaction,  and
                      (3) made on the basis that  Unpaid  Amounts  in respect of the  Terminated
                      Transaction  or group of  Transactions  are to be  excluded  but,  without limitation,  any payment or  delivery  that  would,  but for the  relevant
                      Early  Termination  Date,  have been required  (assuming  satisfaction  of each applicable  condition  precedent)  after that Early  Termination Date is to be included.

               (B)    The  definition of Settlement  Amount shall be deleted in its entirety and replaced with the following:

                      "SETTLEMENT  AMOUNT" means,  with respect to any Early  Termination  Date, an amount (as determined by Party B) equal to:

                      (a)    If a Market  Quotation for the relevant  Terminated  Transaction or group of  Terminated  Transactions  is accepted by Party B so as to become  legally  binding  on or before  the day  falling  ten Local
                             Business  Days  after the day on which the Early  Termination  Date is  designated,  or  such  later  day as  Party  B may  specify  in writing  to Party A, but in  either  case no later  than one  Local
                             Business  Day prior to the Early  Termination  Date (such day,  the
                             "Latest  Settlement  Amount  Determination  Day"),  the Termination
                             Currency  Equivalent of the amount  (whether  positive or negative)
                             of such Market Quotation;

                      (b)    If, on the Latest  Settlement Amount  Determination  Day, no Market
                             Quotation  for the  relevant  Terminated  Transaction  or  group of
                             Terminated  Transactions  has  been  accepted  by  Party B so as to become  legally  binding  and one or more  Market  Quotations  from
                             Approved   Replacements  have  been  made  and  remain  capable  of
                             becoming  legally binding upon  acceptance,  the Settlement  Amount shall  equal the  Termination  Currency  Equivalent  of the  amount
                             (whether  positive  or  negative)  of the  lowest  of  such  Market
                             Quotations  (for the avoidance of doubt,  the lowest of such Market
                             Quotations  shall be the lowest  Market  Quotation  of such  Market
                             Quotations  expressed  as a  positive  number  or,  if any of  such
                             Market  Quotations  is expressed as a negative  number,  the Market
                             Quotation   expressed  as  a  negative   number  with  the  largest
                             absolute value); or

                      (c)    If, on the Latest  Settlement Amount  Determination  Day, no Market
                             Quotation  for the  relevant  Terminated  Transaction  or  group of
                             Terminated  Transactions  is  accepted  by Party B so as to  become
                             legally   binding  and  no  Market   Quotation   from  an  Approved
                             Replacement  remains  capable  of  becoming  legally  binding  upon acceptance,  the  Settlement  Amount  shall  equal  Party  B's Loss
                             (whether  positive or negative and without  reference to any Unpaid
                             Amounts)  for the  relevant  Terminated  Transaction  or  group  of
                             Terminated Transactions.

               (C)    If Party B  requests  Party A in  writing  to  obtain  Market  Quotations,
                      Party A shall  use its  reasonable  efforts  to do so  before  the  Latest
                      Settlement Amount Determination Day.

               (D)    If the Settlement  Amount is a negative number,  Section  6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                      "(3) Second Method and Market  Quotation.  If the Second Method and Market
                      Quotation  apply,  (I) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement  Amount in  respect  of the  Terminated
                      Transactions,  (II) Party B shall pay to Party A the Termination  Currency
                      Equivalent  of the  Unpaid  Amounts  owing  to Party A and  (III)  Party A shall pay to Party B the  Termination  Currency  Equivalent  of the Unpaid
                      Amounts  owing  to  Party  B;  provided,  however,  that  (x) the  amounts payable under the  immediately  preceding  clauses (II) and (III) shall be subject to netting in accordance  with Section 2(c) of this  Agreement and
                      (y)  notwithstanding  any other  provision of this  Agreement,  any amount payable by Party A under the  immediately  preceding  clause  (III)  shall not be  netted-off  against  any  amount  payable  by  Party B  under  the immediately preceding clause (I)."

               (E)    At any time on or before the Latest  Settlement  Amount  Determination Day at which two or more Market Quotations from Approved  Replacements  remain capable of becoming  legally  binding  upon  acceptance,  Party B shall be entitled  to accept  only the lowest of such  Market  Quotations  (for the avoidance  of doubt,  the lowest of such  Market  Quotations  shall be the
                      lowest  Market  Quotation  of  such  Market  Quotations   expressed  as  a
                      positive  number or, if any of such Market  Quotations  is  expressed as a negative  number,  the Market  Quotation  expressed  as a negative  number with the largest absolute value).

(ii)    The Second Method will apply.

(g)     "TERMINATION CURRENCY" means USD.

(h)     ADDITIONAL  TERMINATION EVENTS.  Additional Termination Events will apply as provided in
        Part 5(c).

PART 2.        TAX MATTERS.

(a)     TAX REPRESENTATIONS.

        (i)    PAYER REPRESENTATIONS.  For the purpose of Section 3(e) of this Agreement:

               (A)    Party A makes the following representation(s):

                      It is not  required by any  applicable  law, as modified by the practice
                      of  any  relevant  governmental  revenue  authority,   of  any  Relevant
                      Jurisdiction  to make any deduction or withholding  for or on account of any Tax from any  payment  (other  than  interest  under  Section  2(e),
                      6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on:
                      the accuracy of any representations  made by the other party pursuant to
                      Section 3(f) of this Agreement;  (ii) the  satisfaction of the agreement contained  in Section  4(a)(i) or 4(a)(iii)  of this  Agreement  and the accuracy and  effectiveness of any document  provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii) of this  Agreement;  and (iii)
                      the  satisfaction  of the  agreement  of the other  party  contained  in
                      Section 4(d) of this  Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section  4(a)(iii)
                      by reason of material prejudice to its legal or commercial position.

               (B)    Party B makes the following representation(s):

                      None.

        (ii)   PAYEE REPRESENTATIONS.  For the purpose of Section 3(f) of this Agreement:

               (A)    Party A makes the following representation(s):

                      (1)  It is a  resident  of  The  Netherlands  for  the  purpose  of  the application  of the existing tax treaties  between The  Netherlands  and those countries where offices of Party B are located.

                      (2) With respect to its non-U.S.  branches, it is fully eligible for the benefits  of  the  "Business  Profits"  or  "Industrial  and  Commercial
                      Profits" provision,  as the case may be, the "Interest" provision or the
                      "Other Income"  provision (if any) of the Specified  Treaty with respect to any  payment  described  in such  provisions  and  received  or to be received by it in connection  with this Agreement and no such payment is attributable  to a  trade  or  business  carried  on  by  it  through  a permanent establishment in the Specified  Jurisdiction.  With respect to
                      Party A,  Specified  Treaty  means the  income tax  treaty  between  the
                      United  States and The  Netherlands;  Specified  Jurisdiction  means the
                      United States.

                      (3) With respect to its U.S.  branches,  each payment  received or to be received by it in connection  with this  Agreement  will be  effectively connected with its conduct of a trade or business in the United States.

               (B)    Party B makes the following representation(s):

                      None.

(b)     TAX PROVISIONS.

        (i)    GROSS  UP.  Section  2(d)(i)(4)  shall  not  apply to  Party B as X, and  Section
               2(d)(ii)  shall not  apply to Party B as Y, in each case such that  Party B shall not be required to pay any additional amounts referred to therein.

        (ii)   INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax" in  Section  14 is deleted in its entirety and replaced with the following:

               "INDEMNIFIABLE  TAX"  means,  in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

PART 3.        AGREEMENT TO DELIVER DOCUMENTS.

 (a)    For the  purpose of  Section  4(a)(i),  tax  forms,  documents,  or  certificates  to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                                         DATE BY WHICH TO
DELIVER DOCUMENT         CERTIFICATE                                            BE DELIVERED
Party A                  A correct,  complete and duly executed U.S. Internal   (i)  before  the first  Payment  Date  under  this
                         Revenue Service Form W-8BEN (or successor  thereto),   Agreement,  (ii) promptly upon  reasonable  demand
                         together   with   appropriate   attachments,    that   by Party B, and (iii)  promptly upon learning that
                         eliminates  U.S.  federal   withholding  and  backup   any   such   form    previously    provided    has
                         withholding  Tax on  payments  to Party A under this   become obsolete or incorrect.
                         Agreement.
Party B                  A United States  Internal  Revenue Service Form W-9,   (i)  before  the first  Payment  Date  under  this
                         or  any  successor   form,   and   thereafter,   the   Agreement,  (ii) promptly upon  reasonable  demand
                         appropriate tax  certification  form (i.e., IRS Form   by Party A, and (iii)  promptly upon learning that
                         W-9 or IRS Form  W-8BEN,  W-8IMY,  W-8EXP or W-8ECI,   any   such   form    previously    provided    has
                         as applicable  (or any successor form thereto)) with   become obsolete or incorrect.
                         respect to any  payments  received or to be received
                         by the  beneficial  owner  of  payments  to  Party B
                         under this Agreement from time to time.

(b)     For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                               DATE BY WHICH TO                            COVERED BY SECTION
DELIVER DOCUMENT         CERTIFICATE                                  BE DELIVERED                                3(D) REPRESENTATION
Party A and              Any  documents  required by the receiving    Upon the execution and delivery of this     Yes
Party B                  party to evidence  the  authority  of the    Agreement
                         delivering  party or its  Credit  Support
                         Provider,  if any,  for it to execute and
                         deliver     the      Agreement,      this
                         Confirmation,   and  any  Credit  Support
                         Documents to which it is a party,  and to
                         evidence the authority of the  delivering
                         party or its Credit  Support  Provider to
                         perform   its   obligations   under   the
                         Agreement,   this  Confirmation  and  any
                         Credit Support Document,  as the case may
                         be
Party A and              A certificate  of an authorized  officer of  Upon the execution and delivery of this     Yes
Party B                  the  party,   as  to  the   incumbency  and  Agreement
                         authority  of the  respective  officers  of
                         the  party  signing  the  Agreement,   this
                         Confirmation,   and  any  relevant   Credit
                         Support Document, as the case may be
Party A                  Annual  Report  of ABN  Amro  Holding  N.V.  Promptly upon becoming publicly available   Yes
                         containing      consolidated      financial
                         statements    certified   by    independent
                         certified  public  accountants and prepared
                         in  accordance   with  generally   accepted
                         accounting  principles  in the  country  in
                         which Party A is organized
Party A and Party B      An   opinion   of  counsel  to  such  party  Upon the execution and delivery of this     No
                         reasonably   satisfactory   in   form   and  Agreement
                         substance to the other  party,  and, in the
                         case  of  Party  B,   opinions  of  counsel
                         relating  to  the  Pooling  and   Servicing
                         Agreement   and   other   deal    documents
                         reasonably   satisfactory   in   form   and
                         substance to Party A.
Party B                  An   executed   copy  of  the  Pooling  and  Promptly upon receipt by Party B            No
                         Servicing Agreement.

PART 4.  MISCELLANEOUS.

(a)     ADDRESS FOR NOTICES:  For the purposes of Section 12(a) of this Agreement:

        Address for notices or communications to Party A:

              ABN AMRO Bank N.V., London Branch
        199 Bishopsgate,
        London, EC2M 3XW,
        United Kingdom
        Attention:  Fixed Income Derivatives Documentation

        (For all purposes)

        Address for notices or communications to Party B:

        Address:      Deutsche Bank Trust Company Americas
                      1761 East St. Andrew Place
                      Santa Anna, CA  92705-4934
        Attention:    Trust Administration - RF07QH5
        Facsimile:    714-855-1557
        Phone:        714-247-6000

        (For all purposes)

(b)     PROCESS AGENT.  For the purpose of Section 13(c):

        Party A appoints as its Process Agent:  Not applicable.

        Party B appoints as its Process Agent:  Not applicable.

(c)     OFFICES.  The provisions of Section 10(a) will apply to this Agreement.

(d)     MULTIBRANCH PARTY.  For the purpose of Section 10(c) of this Agreement:

        Party A is a  Multibranch  Party and may act through its London,  Amsterdam  and Chicago offices.

        Party B is not a Multibranch Party.

(e)     CALCULATION  AGENT.  The  Calculation  Agent is Party A; provided,  however,  that if an
        Event of Default  shall have  occurred  with  respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party,  reasonably  acceptable to Party A, the cost for which shall be borne by Party A.

(f)     CREDIT SUPPORT DOCUMENT.

        Party A:      The  Credit  Support  Annex,  and any  guarantee  in  support of Party A's obligations under this Agreement.

        Party B:      The Credit  Support  Annex,  solely in  respect  of Party B's  obligations under Paragraph 3(b) of the Credit Support Annex.

(g)     CREDIT SUPPORT PROVIDER.

        Party A:      The  guarantor  under any  guarantee  in support of Party A's  obligations under this Agreement.

        Party B:      None.

(h)     GOVERNING LAW. The parties to this  Agreement  hereby agree that the law of the State of
        New York shall govern their rights and duties in whole,  without  regard to the conflict of law provisions  thereof other than New York General  Obligations  Law Sections 5-1401 and 5-1402.

(i)     NETTING OF  PAYMENTS.  The parties  agree that  subparagraph  (ii) of Section  2(c) will apply to each Transaction hereunder.

(j)     AFFILIATE.   "Affiliate"  shall  have  the  meaning  assigned  thereto  in  Section  14;
        provided,  however,  that Party B shall be deemed to have no Affiliates  for purposes of this Agreement, including for purposes of Section 6(b)(ii).

PART 5.        OTHERS PROVISIONS.

(a)     DEFINITIONS.  Unless  otherwise  specified in a  Confirmation,  this  Agreement and each
        Transaction  under this Agreement are subject to the 2000 ISDA  Definitions as published and copyrighted in 2000 by the  International  Swaps and Derivatives  Association,  Inc.
        (the  "DEFINITIONS"),  and will be governed in all relevant  respects by the  provisions set  forth in the  Definitions,  without  regard  to any  amendment  to the  Definitions
        subsequent  to  the  date  hereof.   The  provisions  of  the   Definitions  are  hereby
        incorporated by reference in and shall be deemed a part of this  Agreement,  except that
        (i) references in the Definitions to a "Swap  Transaction" shall be deemed references to a "Transaction"  for purposes of this Agreement,  and (ii) references to a "Transaction"
        in this Agreement  shall be deemed  references to a "Swap  Transaction"  for purposes of the Definitions.  Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)     AMENDMENTS TO ISDA MASTER AGREEMENT.

        (i)    SINGLE  AGREEMENT.  Section  1(c) is  hereby  amended  by the  adding  the  words
               "including,  for the  avoidance  of doubt,  the Credit  Support  Annex" after the words "Master Agreement".

        (ii)    [Reserved]

        (iii)  CHANGE  OF  ACCOUNT.  Section  2(b) is  hereby  amended  by the  addition  of the following after the word "delivery" in the first line thereof:

               "to  another  account  in the same  legal and tax  jurisdiction  as the  original account".

        (iv)   REPRESENTATIONS.  Section 3 is hereby  amended by adding at the end  thereof  the following subsection (g):

               "(g)   Relationship Between Parties.

                      (1)    Nonreliance.   (i)  It  is  not   relying  on  any   statement   or
                             representation   of  the  other  party  regarding  the  Transaction
                             (whether   written  or  oral),   other  than  the   representations
                             expressly  made in this  Agreement or the  Confirmation  in respect of that  Transaction  and (ii) it has consulted with its own legal, regulatory,  tax,  business,  investment,  financial and accounting advisors  to the  extent it has deemed  necessary,  and it has made its own  investment,  hedging and trading  decisions based upon its own  judgment  and upon any  advice  from such  advisors  as it has deemed  necessary  and not  upon any view  expressed  by the  other party.

                      (2)    Evaluation   and   Understanding.   (i)  It  has  the  capacity  to
                             evaluate  (internally or through independent  professional  advice)
                             the  Transaction  and has made its own  decision  to enter into the
                             Transaction  and (ii) It  understands  the  terms,  conditions  and risks of the  Transaction  and is willing and able to accept  those terms and  conditions  and to assume those risks,  financially  and otherwise.

                      (3)    Purpose.  It is entering into the  Transaction  for the purposes of managing its  borrowings  or  investments,  hedging its  underlying assets or liabilities or in connection with a line of business.

                      (4)    Status  of  Parties.  The  other  party is not  acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                      (5)    Eligible   Contract   Participant.   It   is  an   "eligible   swap
                             participant"  as such term is defined  in,  Section  35.1(b)(2)  of
                             the  regulations  (17  C.F.R.   35)  promulgated   under,   and  an
                             "eligible  contract  participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

        (v)    TRANSFER TO AVOID  TERMINATION  EVENT.  Section 6(b)(ii) is hereby amended by (i)
               deleting the words "or if a Tax Event Upon Merger  occurs and the Burdened  Party is the  Affected  Party,"  and (ii) by  deleting  the  words  "to  transfer"  and inserting the words "to effect a Permitted Transfer" in lieu thereof.

        (vi)   JURISDICTION.  Section  13(b) is hereby  amended  by: (i)  deleting in the second line of subparagraph (i) thereof the word "non-",  (ii) deleting "; and" from the end of  subparagraph  (i) and inserting "." in lieu thereof,  and (iii)  deleting the final paragraph thereof.

        (vii)  LOCAL  BUSINESS  DAY.  The  definition  of Local  Business  Day in  Section 14 is hereby  amended by the  addition  of the words "or any Credit  Support  Document"
               after  "Section  2(a)(i)"  and the  addition  of the  words  "or  Credit  Support
               Document" after "Confirmation".

(c)     ADDITIONAL TERMINATION EVENTS.  The following Additional Termination Events will apply:

(I)     FIRST  RATING  TRIGGER  COLLATERAL.  If (A) it is not the case that a  Moody's  Second
               Trigger  Ratings  Event has  occurred  and been  continuing  for 30 or more Local
               Business  Days  and  (B)  Party A has  failed  to  comply  with  or  perform  any obligation  to be complied  with or performed by Party A in  accordance  with the
               Credit Support Annex,  then an Additional  Termination  Event shall have occurred with  respect  to  Party A and  Party A shall  be the sole  Affected  Party  with respect to such Additional Termination Event.

(II)    SECOND RATING  TRIGGER  REPLACEMENT.  If (A) a Required  Ratings  Downgrade  Event has
               occurred and been  continuing  for 30 or more Local  Business Days and (B) (i) at least one Eligible  Replacement has made a Firm Offer to be the transferee of all of Party A's rights and  obligations  under this  Agreement  (and such Firm Offer remains an offer that will become legally binding upon such Eligible  Replacement upon  acceptance  by the offeree)  and/or (ii) an Eligible  Guarantor  has made a
               Firm Offer to  provide  an  Eligible  Guarantee  (and such Firm Offer  remains an offer that will become legally binding upon such Eligible  Guarantor  immediately upon acceptance by the offeree),  then an Additional Termination Event shall have occurred  with  respect to Party A and Party A shall be the sole  Affected  Party with respect to such Additional Termination Event.

        (iii)  AMENDMENT  OF POOLING AND  SERVICING  AGREEMENT.  If,  without the prior  written consent  of  Party A where  such  consent  is  required  under  the  Pooling  and
               Servicing  Agreement  (such consent not to be unreasonably  withheld,  delayed or conditioned),  an amendment is made to the Pooling and Servicing  Agreement which amendment could  reasonably be expected to have a material  adverse effect on the interests of Party A  (excluding,  for the  avoidance of doubt,  any amendment to the Pooling and Servicing  Agreement  that is entered into solely for the purpose of appointing a successor servicer,  master servicer,  securities  administrator, trustee or other  service  provider)  under this  Agreement,  then an  Additional
               Termination  Event shall have  occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

        (iv)   REGULATION  AB:  If,  upon the  occurrence  of a  disclosure  event  pursuant  to
               Section  2  of  the   Indemnification   Agreement,   dated  May  30,  2007,  (the
               "Indemnification  Agreement") by and among Party A,  Residential  Accredit Loans,
               Inc. and  Residential  Funding  Company,  LLC,  Party A has not complied with its obligations under the Indemnification  Agreement,  then an Additional Termination
               Event shall have  occurred  with respect to Party A and Party A shall be the sole affected party with respect to such Additional Termination Event.

        (v)    OPTIONAL  TERMINATION OF  SECURITIZATION.  An Additional  Termination Event shall
               occur  upon  the  notice  to   Certificateholders   of  a  termination   becoming
               unrescindable  in  accordance  with  Article  IX of  the  Pooling  and  Servicing
               Agreement  (such notice,  the  "OPTIONAL  TERMINATION  NOTICE").  With respect to such  Additional  Termination  Event:  (A)  Party B shall  be the  sole  Affected
               Party;  (B)  notwithstanding  anything  to the  contrary  in Section  6(b)(iv) or
               Section  6(c)(i),   the  final   Distribution  Date  specified  in  the  Optional
               Termination  Notice is hereby  designated as the Early  Termination Date for this
               Additional  Termination  Event  in  respect  of all  Affected  Transactions;  (C)
               Section  2(a)(iii)(2)  shall not be  applicable  to any Affected  Transaction  in connection  with the  Early  Termination  Date  resulting  from  this  Additional
               Termination Event;  notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries  under Section  2(a)(i) or Section 2(e) in respect of the
               Terminated  Transactions resulting from this Additional Termination Event will be required to be made through and including the Early  Termination  Date designated as a result of this Additional  Termination Event; provided, for the avoidance of doubt,  that any such  payments or  deliveries  that are made on or prior to such
               Early  Termination  Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early  Termination  Date;  (D)  notwithstanding anything  to the  contrary  in Section  6(d)(i),  (I) if, on the day that is four
               Business  Days prior to the final  Distribution  Date  specified  in the Optional
               Termination  Notice,  no later  than  4:00 pm New  York  City  time  the  Trustee requests the amount of the  Estimated  Swap  Termination  Payment,  Party A shall provide to the Trustee in writing  (which may be done in  electronic  format) the amount of the Estimated Swap  Termination  Payment no later than 2:00 pm New York
               City time on the following  Business Day and (II) if the Trustee provides written notice  (which  may be done in  electronic  format)  to Party A no later than two
               Business  Days prior to the final  Distribution  Date  specified  in the Optional
               Termination  Notice that all  requirements of the Optional  Termination have been met,  then  Party A shall,  no later  than one  Business  Day  prior to the final
               Distribution  Date  specified  in  the  Optional  Termination  Notice,  make  the calculations  contemplated  by  Section  6(e) of the ISDA  Master  Agreement  (as
               amended  herein)  and  provide to the  Trustee  in writing  (which may be done in electronic  format) the amount payable by either Party B or Party A in respect of
               the  related  Early   Termination   Date  in  connection   with  this  Additional
               Termination  Event;  provided,  however,  that the amount  payable by Party B, if any, in respect of the related Early  Termination Date shall be the lesser of (x)
               the amount  calculated  to be due from Party B pursuant  to Section  6(e) and (y)
               the Estimated Swap Termination Payment;  and (E) notwithstanding  anything to the contrary in this Agreement,  any amount due from Party B to Party A in respect of this Additional  Termination Event will be payable on the final Distribution Date specified in the Optional  Termination  Notice and any amount due from Party A to
               Party B in  respect of this  Additional  Termination  Event  will be payable  one
               Business  Day prior to the final  Distribution  Date  specified  in the  Optional
               Termination Notice.

               The Sponsor shall be an express third party  beneficiary  of this Agreement as if a party hereto to the extent of the Supplemental  Interest Trust Trustee's rights specified herein.

(d)     REQUIRED  RATINGS  DOWNGRADE  EVENT.  In the event  that no  Relevant  Entity has credit ratings at least equal to the Required  Ratings  Threshold,  then Party A shall, as soon as  reasonably  practicable  and so long as a  Required  Ratings  Downgrade  Event is in effect, at its own expense, using commercially reasonable efforts,  procure either (A) a
        Permitted Transfer or (B) an Eligible Guarantee.

(e)     (RESERVED)

(f)     TRANSFERS.

        (i)    Section 7 is hereby amended to read in its entirety as follows:

               "Except  with respect to any  Permitted  Transfer  pursuant to Section  6(b)(ii),
               Part 5(d), the Indemnification  Agreement,  or the succeeding  sentence,  neither
               Party A nor Party B is  permitted to assign,  novate or transfer  (whether by way of security or  otherwise)  as a whole or in part any of its rights,  obligations or interests under the Agreement or any Transaction  unless (a) the prior written consent of the other party is obtained,  and (b) the Rating Agency  Condition has been satisfied  with respect to S&P;  provided,  however,  that on the least Five
               Business  Days prior  written  notice to Party B, Party A may make a transfer  of this agreement  pursuant to a consolidation or amalgamation  with, or merger with or into  another  entity.  At any time at which no  Relevant  Entity  has  credit ratings at least  equal to the  Approved  Ratings  Threshold,  Party A may make a
               Permitted Transfer."

         (ii)  If an Eligible  Replacement  has made a Firm Offer  (which  remains an offer that will become  legally  binding upon  acceptance  by Party B) to be the  transferee pursuant to a Permitted  Transfer,  Party B shall,  at Party A's written  request and  at  Party  A's  expense,  execute  such  documentation  provided  to  it  as reasonably deemed necessary by Party A.

(g)     NON-RECOURSE.  Party A  acknowledges  and agree that,  notwithstanding  any provision in this  Agreement  to the  contrary,  the  obligations  of Party B  hereunder  are limited recourse  obligations  of Party B, payable solely from the  Supplemental  Interest Trust and the proceeds  thereof,  in accordance  with the priority of payments and other terms of the Pooling and  Servicing  Agreement  and that Party A will not have any recourse to any of the directors,  officers,  agents,  employees,  shareholders or affiliates of the
        Party B with respect to any claims, losses, damages,  liabilities,  indemnities or other obligations in connection with any transactions  contemplated  hereby. In the event that the  Supplemental  Interest Trust and the proceeds  thereof,  should be  insufficient to satisfy all claims  outstanding and following the realization of the account held by the
        Supplemental  Interest Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master  Agreement or any other  confirmation  thereunder still outstanding shall be extinguished and thereafter not revive.  The Supplemental  Interest
        Trust  Trustee  shall not have  liability  for any  failure or delay in making a payment hereunder  to Party A due to any  failure or delay in  receiving  amounts in the account held by the  Supplemental  Interest Trust from the Trust created pursuant to the Pooling and Servicing  Agreement.  For the  avoidance of doubt,  nothing in this Part 5(g) shall preclude Party A from  declaring an Event of Default or from  exercising any other right or remedy as set forth in this  Agreement or the Pooling and Servicing  Agreement.  This
        provision will survive the termination of this Agreement.

(h)     TIMING OF PAYMENTS BY PARTY B UPON EARLY  TERMINATION.  Notwithstanding  anything to the contrary in Section  6(d)(ii),  to the extent that all or a portion (in either case, the
        "Unfunded  Amount")  of any  amount  that is  calculated  as being due in respect of any
        Early  Termination Date under Section 6(e) from Party B to Party A will be paid by Party
        B  from  amounts  other  than  any  upfront  payment  paid  to  Party  B by an  Eligible
        Replacement that has entered a Replacement  Transaction with Party B, then such Unfunded
        Amount  shall be due on the  next  Distribution  Date  following  the date on which  the payment would have been payable as determined in accordance with Section  6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early  Termination
        Date is the  final  Distribution  Date,  on such  final  Distribution  Date);  provided, however,  that if the date on which the payment would have been payable as determined in accordance  with Section  6(d)(ii) is a Distribution  Date, such payment will be payable on such Distribution Date.

(i)     RATING AGENCY NOTIFICATIONS.  Notwithstanding any other provision of this Agreement,  no
        Early  Termination  Date shall be  effectively  designated  hereunder  by Party B and no transfer  of any  rights or  obligations  under this  Agreement  shall be made by either party  unless  each Swap  Rating  Agency has been  given  prior  written  notice of such designation or transfer.

(j)     NO  SET-OFF.  Except  as  expressly  provided  for in  Section  2(c),  Section 6 or Part
        1(f)(i)(D)  hereof,  and  notwithstanding  any other  provision of this Agreement or any other existing or future agreement,  each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party  hereunder  against any obligation  between it and the other  party  under any other  agreements.  Section  6(e)
        shall be amended by deleting the following  sentence:  "The amount,  if any,  payable in respect of an Early  Termination  Date and  determined  pursuant to this Section will be subject to any Set-off.".

(k)     AMENDMENT.  Notwithstanding  any  provision  to  the  contrary  in  this  Agreement,  no amendment of either this  Agreement or any  Transaction  under this  Agreement  shall be permitted  by either party  unless each of the Swap Rating  Agencies  has been  provided prior  written  notice  of the same and  such  amendment  satisfies  the  Rating  Agency
        Condition with respect to S&P.

(l)     NOTICE OF CERTAIN  EVENTS OR  CIRCUMSTANCES.  Each Party  agrees,  upon  learning of the occurrence  or existence of any event or condition  that  constitutes  (or that with the giving of notice or  passage of time or both  would  constitute)  an Event of Default or
        Termination  Event with  respect to such party,  promptly to give the other Party and to each Swap Rating  Agency  notice of such event or  condition;  provided  that failure to provide  notice  of such  event or  condition  pursuant  to this  Part  5(l)  shall  not constitute an Event of Default or a Termination Event.

(m)     PROCEEDINGS.  No Relevant Entity shall institute  against,  or cause any other person to institute  against,  or join  any  other  person  in  instituting  against  Party B, the
        Supplemental  Interest  Trust, or the trust formed pursuant to the Pooling and Servicing
        Agreement,  in any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings or other  proceedings  under any federal or state  bankruptcy or similar law for a period of one year (or, if longer,  the applicable  preference period) and one day following  payment in full of the Certificates  and any Notes;  provided  however,  that this  provision  shall  not  preclude,  or be deemed to stop,  a  Relevant  Entity or an
        Affiliate  of a Relevant  Entity (i) from taking any action prior to the  expiration  of the aforementioned  one year and one day period, or if longer the applicable  preference period then in effect,  in (A) any case or proceeding  voluntarily filed or commenced by
        Party B or (B) any  involuntary  insolvency  proceeding  filed or  commenced by a Person other  than a  Relevant  Entity  or an  Affiliate  of a  Relevant  Entity,  or (ii) from commencing  against Party B or any of the Mortgage Loans any legal action which is not a bankruptcy, reorganization,  arrangement, insolvency, moratorium, liquidation or similar proceeding.  This provision will survive the termination of this Agreement.

(n)     SUPPLEMENTAL   INTEREST  TRUST  TRUSTEE   LIMITATION  OF  LIABILITY.   It  is  expressly
        understood  and agreed by the parties  hereto that (a) this  Agreement  is executed  and delivered by Deutsche Bank Trust Company  Americas,  not  individually or personally but solely  as the  Supplemental  Interest  Trust  Trustee  on  behalf  of the  Supplemental
        Interest Trust,  in the exercise of the powers and authority  conferred and vested in it under  the  Pooling  and  Servicing  Agreement,  (b)  the  representations,  warranties, covenants,  undertakings  and  agreements  herein  made on the part of the  Supplemental
        Interest Trust are made and intended not as personal  representations,  undertakings and agreements  by Deutsche  Bank Trust  Company  Americas but are made and intended for the purpose of binding only the  Supplemental  Interest Trust,  (c) nothing herein contained shall be construed as creating any liability on Deutsche  Bank Trust  Company  Americas, individually  or  personally,  to  perform  any  covenant  either  expressed  or implied contained herein, all such liability,  if any, being expressly waived by the parties who are  signatories to this Agreement and by any person  claiming by, through or under such parties and (d) under no  circumstances  shall  Deutsche Bank Trust Company  Americas be personally  liable for the payment of any indemnity,  indebtedness,  fees or expenses of the  Supplemental  Interest  Trust  or be  liable  for  the  breach  or  failure  of any obligation, representation,  warranty or covenant made or undertaken by the Supplemental
        Interest Trust under this  Agreement.  The provisions of this paragraph will survive the termination of this Agreement.

(o)     SEVERABILITY.  If any term, provision,  covenant, or condition of this Agreement, or the application  thereof  to any  party  or  circumstance,  shall be held to be  invalid  or unenforceable  (in whole or in part) in any respect,  the remaining  terms,  provisions, covenants,  and  conditions  hereof  shall  continue in full force and effect as if this
        Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues to express,  without  material  change, the original  intentions of the parties as to the subject  matter of this  Agreement and the  deletion  of such  portion  of this  Agreement  will not  substantially  impair the respective  benefits  or  expectations  of the  parties;  provided,  however,  that this severability  provision  shall not be applicable if any provision of Section 2, 5, 6, or
        13 (or any  definition  or  provision  in Section 14 to the extent it relates  to, or is used in or in  connection  with any such  Section)  shall  be so held to be  invalid  or unenforceable.

        The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or condition  with a valid or enforceable term, provision,  covenant or condition,  the economic effect of which comes as close as possible  to  that  of  the  invalid  or  unenforceable  term,  provision,  covenant  or condition.

(p)     AGENT FOR PARTY B. Party A  acknowledges  that the  Supplemental  Interest Trust Trustee has been  appointed as an agent under the Pooling and  Servicing  Agreement to carry out certain  functions  on  behalf  of Party B, and  that the  Supplemental  Interest  Trust
        Trustee shall be entitled to give notices and to perform and satisfy the  obligations of
        Party B hereunder on behalf of Party B.

(q)     ESCROW  PAYMENTS.  If  (whether by reason of the time  difference  between the cities in which  payments  are to be  made  or  otherwise)  it is not  possible  for  simultaneous payments  to be made on any date on which both  parties are  required  to make  payments hereunder,  either Party may at its option and in its sole  discretion  notify the other
        Party that  payments on that date are to be made in escrow.  In this case deposit of the payment  due  earlier on that date shall be made by 2:00 pm (local time at the place for the earlier  payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment  instructions (i) to release the deposited payment to the intended  recipient upon receipt by the escrow agent of the required  deposit of any corresponding  payment  payable  by the  other  party on the same  date  accompanied  by irrevocable  payment  instructions to the same effect or (ii) if the required deposit of the  corresponding  payment  is not  made on that  same  date,  to  return  the  payment deposited  to the  party  that  paid it into  escrow.  The  party  that  elects  to have payments made in escrow shall pay all costs of the escrow arrangements.

 (r)    CONSENT TO RECORDING.  Each party hereto  consents to the  monitoring  or recording,  at any  time  and  from  time to time,  by the  other  party of any and all  communications
        between  trading,   marketing,  and  operations  personnel  of  the  parties  and  their
        Affiliates,  waives any further  notice of such  monitoring or recording,  and agrees to notify such personnel of such monitoring or recording.

(s)     WAIVER OF JURY  TRIAL.  Each  party  waives  any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating  to this  Agreement  or any Credit
        Support Document.

(t)     FORM OF ISDA  MASTER  AGREEMENT.  Party A and Party B hereby  agree that the text of the body of the ISDA Master  Agreement is intended to be the printed form of the ISDA Master
        Agreement  (Multicurrency  -  Crossborder)  as published and  copyrighted in 1992 by the
        International Swaps and Derivatives Association, Inc.

(u)     PAYMENT  INSTRUCTIONS.  Party A hereby agrees that,  unless notified in writing by Party
        B of other  payment  instructions,  any and all  amounts  payable  by Party A to Party B under  this  Agreement  shall  be  paid  to the  account  specified  in  Item 4 of  this
        Confirmation, below.

(v)     ADDITIONAL REPRESENTATIONS.

        (i)    REPRESENTATIONS  OF PARTY A. Party A  represents  to Party B on the date on which
               Party A enters into each Transaction that:--

               Party A's obligations  under this Agreement rank pari passu with all of Party A's other unsecured,  unsubordinated  obligations except those obligations  preferred by operation of law.

        (ii)   REPRESENTATIONS  OF PARTY B. Party B  represents  to Party A on the date on which
               Party B enters into each Transaction that:--

               In its  capacity  as  Supplemental  Interest  Trust  Trustee of the  Supplemental
               Interest  Trust,  the  Supplemental  Interest  Trust Trustee has been  authorized under the Pooling and Servicing  Agreement to execute this Agreement,  to deliver this  Agreement,  to  perform  the  obligations  (on  behalf of the  Supplemental
               Interest  Trust)  under  this  Agreement  and any  obligations  (on behalf of the
               Supplemental  Interest  Trust)  under any Credit  Support  Document  to which the
               Supplemental  Interest Trust Trustee on behalf of the Supplemental Interest Trust is party.

         (iii) CAPACITY.  Party A  represents  to Party B on the  date on  which  Party A enters into this  Agreement  that it is entering into the Agreement and the  Transaction as principal  and not as agent of any person.  Party B  represents  to Party A on the date on which  Party B  executes  this  Agreement  that it is  executing  the
               Agreement in its capacity as  Supplemental  Interest  Trust  Trustee on behalf of the Supplemental Interest Trust.

(w)     ACKNOWLEDGEMENTS.

        (i)    SUBSTANTIAL  FINANCIAL  TRANSACTIONS.  Each party  hereto is hereby  advised  and acknowledges  as of the date  hereof  that the  other  party has  engaged  in (or refrained from engaging in) substantial financial  transactions and has taken (or refrained from taking) other  material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions set forth  herein  and in the  Pooling  and  Servicing  Agreement  relating  to  such
               Transaction,  as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

        (ii)   BANKRUPTCY  CODE.  Subject to Part 5(m),  without  limiting the  applicability if any,  of any  other  provision  of the  U.S.  Bankruptcy  Code  as  amended  (the
               "Bankruptcy Code") (including without limitation  Sections 362, 546, 556, and 560 thereof  and the  applicable  definitions  in Section 101  thereof),  the parties
               acknowledge  and  agree  that  all  Transactions   entered  into  hereunder  will
               constitute  "forward contracts" or "swap agreements" as defined in Section 101 of the  Bankruptcy  Code or  "commodity  contracts" as defined in Section 761 of the
               Bankruptcy  Code,  that  the  rights  of the  parties  under  Section  6 of  this
               Agreement will constitute contractual rights to liquidate Transactions,  that any margin or collateral provided under any margin, collateral,  security, pledge, or similar  agreement  related hereto will constitute a "margin  payment" as defined in  Section  101 of the  Bankruptcy  Code,  and that  the  parties  are  entities entitled to the rights under,  and  protections  afforded by,  Sections 362, 546,
               556, and 560 of the Bankruptcy Code.

        (iii)  REGARDING  PARTY A.  Party B  acknowledges  and  agrees  that Party A has had and will have no involvement in and,  accordingly  Party A accepts no  responsibility for: (i) the establishment,  structure,  or choice of assets of Party B; (ii) the selection of any person  performing  services for or acting on behalf of Party B;
               (iii) the  selection of Party A as the swap  counterparty;  (iv) the terms of the
               Certificates;  (v) the  preparation  of or  passing on the  disclosure  and other information contained in any offering circular for the Certificates,  the Pooling and Servicing Agreement,  or any other agreements or documents used by Party B or any other party in connection  with the  marketing  and sale of the  Certificates
               (other  than  information  provided  by Party A for  purposes  of the  disclosure document relating to the Class A Certificates and the Class M Certificates,  (vi)
               the ongoing  operations and  administration  of Party B, including the furnishing of any  information  to Party B which is not  specifically  required  under  this
               Agreement; or (vii) any other aspect of Party B's existence.

(x)     [Reserved]

(y)     [Reserved]

(z)     ADDITIONAL DEFINITIONS.

        As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

               "APPROVED  RATINGS  THRESHOLD" means each of the S&P Approved  Ratings  Threshold and the Moody's First Trigger Ratings Threshold.

               "APPROVED  REPLACEMENT"  means,  with  respect to a Market  Quotation,  an entity making such Market  Quotation,  which entity would satisfy  conditions  (a), (b),
               (c) and (d) of the  definition  of Permitted  Transfer (as  determined by Party B in its sole  discretion,  acting in a  commercially  reasonable  manner)  if such entity were a Transferee, as defined in the definition of Permitted Transfer.

               "DERIVATIVE  PROVIDER  TRIGGER  EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting  Party, (ii) a Termination Event with respect to which  Party A is the sole  Affected  Party or  (iii) an  Additional  Termination
               Event with respect to which Party A is the sole Affected Party.

               "ELIGIBLE  GUARANTEE"  means an  unconditional  and irrevocable  guarantee of all present  and future  obligations  (for the  avoidance  of doubt,  not  limited to payment  obligations) of Party A or an Eligible Replacement to Party B under this
               Agreement  that is provided by an Eligible  Guarantor as principal  debtor rather than surety and that is directly  enforceable  by Party B, the form and substance of which  guarantee  are subject to the Rating Agency  Condition  with respect to
               S&P, and either (A) a law firm has given a legal opinion  confirming that none of the  guarantor's  payments to Party B under such guarantee will be subject to Tax collected by withholding  or (B) such guarantee  provides that, in the event that any of such  guarantor's  payments  to Party B are  subject to Tax  collected  by withholding,  such  guarantor  is  required to pay such  additional  amount as is necessary  to ensure that the net amount  actually  received by Party B (free and clear of any Tax  collected  by  withholding)  will equal the full amount Party B would have received had no such withholding been required.

               "ELIGIBLE  GUARANTOR"  means an entity  that (A) has credit  ratings  from S&P at least equal to the S&P Approved  Ratings  Threshold,  and (B) has credit  ratings from  Moody's at least equal to the Moody's  Second  Trigger  Ratings  Threshold, provided,  for the avoidance of doubt, that an Eligible  Guarantee of an Eligible
               Guarantor with credit ratings below the Moody's First Trigger  Ratings  Threshold will not cause a Collateral  Event (as defined in the Credit  Support  Annex) not to occur or continue  with respect to Moody's.  All credit  ratings  described in this definition of Eligible  Guarantor shall be provided to Party B in writing if requested by Party B.

               "ELIGIBLE  REPLACEMENT"  means an entity (A) (i) (a) that has credit ratings from
               S&P at least  equal to the S&P  Approved  Ratings  Threshold,  and (b) has credit ratings  from  Moody's  at least  equal to the  Moody's  Second  Trigger  Ratings
               Threshold,  provided,  for the avoidance of doubt,  that an Eligible  Replacement with credit  ratings below the Moody's First Trigger  Ratings  Threshold will not cause a Collateral  Event (as defined in the Credit  Support  Annex) not to occur or continue with respect to Moody's,  or (ii) the present and future  obligations
               (for the avoidance of doubt, not limited to payment  obligations) of which entity to Party B under this Agreement are guaranteed  pursuant to an Eligible Guarantee and (B) that has executed an  Indemnification  Agreement  with the  Sponsor.  All credit  ratings  described in this  definition of Eligible  Replacement  shall be provided to Party B in writing if requested by Party B.

               "ESTIMATED SWAP TERMINATION  PAYMENT" means, with respect to an Early Termination
               Date,  an  amount  determined  by  Party A in good  faith  and in a  commercially reasonable  manner as the maximum  payment that could be owed by Party B to Party
               A in respect of such Early  Termination Date pursuant to Section 6(e) of the ISDA
               Master Agreement, taking into account then current market conditions.

               "FIRM OFFER" means (A) with respect to an Eligible Replacement,  a quotation from such Eligible  Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement  between Party B and such Eligible
               Replacement  to replace Party A as the  counterparty  to this Agreement by way of novation or, if such novation is not possible,  an agreement  between Party B and such Eligible Replacement to enter into a Replacement  Transaction (assuming that all  Transactions  hereunder  become  Terminated  Transactions),  and  (ii)  that constitutes  an offer by such  Eligible  Replacement  to  replace  Party A as the counterparty  to this  Agreement  or enter a  Replacement  Transaction  that will become legally  binding upon such Eligible  Replacement  upon acceptance by Party
               B, and (B) with  respect  to an  Eligible  Guarantor,  an offer by such  Eligible
               Guarantor to provide an Eligible  Guarantee that will become legally binding upon such Eligible Guarantor  upon acceptance by the offeree.

               "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

               "MOODY'S FIRST TRIGGER  RATINGS  EVENT" means that no Relevant  Entity has credit ratings  from  Moody's  at  least  equal to the  Moody's  First  Trigger  Ratings
               Threshold.

               "MOODY'S FIRST TRIGGER  RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated debt rating or counterparty rating from  Moody's,  a long-term  unsecured and  unsubordinated  debt rating or counterparty  rating  from  Moody's  of  "A2"  and  a  short-term  unsecured  and unsubordinated  debt rating  from  Moody's of  "Prime-1",  or (ii) if such entity does  not  have a  short-term  unsecured  and  unsubordinated  debt  rating  from
               Moody's,  a long-term  unsecured and  unsubordinated  debt rating or counterparty rating from Moody's of "A1".

               "MOODY'S  SECOND TRIGGER  RATINGS EVENT" means that no Relevant Entity has credit ratings  from  Moody's  at least  equal to the  Moody's  Second  Trigger  Ratings
               Threshold.

               "MOODY'S SECOND TRIGGER RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor  under an Eligible  Guarantee or an Eligible  Replacement,  (i) if such entity has a short-term  unsecured and unsubordinated debt rating from Moody's, a long-term  unsecured and unsubordinated  debt rating or counterparty  rating from
               Moody's of "A3" and a short-term  unsecured and  unsubordinated  debt rating from
               Moody's  of  "Prime-2",  or  (ii) if  such  entity  does  not  have a  short-term unsecured and unsubordinated  debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

               "PERMITTED  TRANSFER" means a transfer by novation by Party A pursuant to Section
               6(b)(ii),  Part 5(d), the  Indemnification  Agreement,  or the second sentence of
               Section 7 (as amended herein) to a transferee (the  "Transferee") of all, but not less than all, of Party A's rights,  liabilities,  duties and  obligations  under this Agreement,  with respect to which transfer each of the following  conditions
               is  satisfied:   (a)  the  Transferee  is  an  Eligible  Replacement  that  is  a recognized  dealer in interest rate swaps  organized under the laws of the United
               States of America or a  jurisdiction  located in the United States of America (or another  jurisdiction  reasonably  acceptable  to Party B), (b) as of the date of such  transfer  the  Transferee  would not be  required  to withhold or deduct on account of Tax from any  payments  under this  Agreement  or would be required to gross  up for such Tax  under  Section  2(d)(i)(4),  (c) an Event of  Default  or
               Termination  Event would not occur as a result of such transfer,  (d) pursuant to a written  instrument  (the "TRANSFER  AGREEMENT"),  the Transferee  acquires and assumes  all  rights  and  obligations  of Party A under  the  Agreement  and the relevant Transaction,  (e) Party B shall have determined, in its sole discretion, acting in a  commercially  reasonable  manner,  that such  Transfer  Agreement is effective to transfer to the Transferee  all, but not less than all, of Party A's rights and  obligations  under the Agreement and all relevant  Transactions;  (f)
               Party A will be  responsible  for any costs or expenses  incurred  in  connection
               with  such  transfer   (including  any  replacement   cost  of  entering  into  a
               replacement  transaction);  (g) either (A) Moody's  has been given prior  written notice of such  transfer  and the  Rating  Agency  Condition  is  satisfied  with respect  to S&P or (B) each Swap  Rating  Agency  has been  given  prior  written notice of such transfer and such transfer is in  connection  with the  assignment and assumption of this Agreement  without  modification of its terms,  other than party  names,  dates  relevant  to the  effective  date  of  such  transfer,  tax representations  (provided  that  the  representations  in Part  2(a)(i)  are not modified) and any other  representations  regarding the status of the  substitute counterparty  of the type  included in Part  5(b)(iv),  Part  5(v)(i)(2)  or Part
               5(v)(ii),   notice  information  and  account  details;  and  (h)  such  transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                "RATING AGENCY CONDITION" means, with respect to any particular  proposed act or omission to act  hereunder  and each Swap Rating  Agency  specified in connection with such proposed act or omission,  that the party acting or failing to act must consult  with each of the  specified  Swap Rating  Agencies and receive from each such Swap Rating Agency a prior written  confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current  rating of any Certificates or Notes.

               "RELEVANT ENTITY" means Party A and, to the extent applicable,  a guarantor under an Eligible Guarantee.

               "REPLACEMENT  TRANSACTION"  means, with respect to any Terminated  Transaction or group of Terminated  Transactions,  a transaction or group of  transactions  that
               (i) would have the effect of  preserving  for Party B the economic  equivalent of any  payment or delivery  (whether  the  underlying  obligation  was  absolute or contingent and assuming the satisfaction of each applicable  condition precedent)
               by the parties under Section  2(a)(i) in respect of such  Terminated  Transaction or group of Terminated  Transactions  that would,  but for the  occurrence of the relevant  Early  Termination  Date,  have been required after that Date, and (ii)
               has terms which are substantially the same as this Agreement,  including, without limitation,  rating  triggers,  Regulation  AB  compliance,  and  credit  support documentation,  save for the  exclusion of  provisions  relating to  Transactions that  are not  Terminated  Transaction,  as  determined  by  Party B in its  sole discretion, acting in a commercially reasonable manner.

               "REQUIRED  RATINGS  DOWNGRADE  EVENT"  means that no  Relevant  Entity has credit ratings  at least  equal to the  Required  Ratings  Threshold.  For  purposes  of determining  whether  a  Required  Ratings  Downgrade  Event has  occurred,  each
               Relevant  Entity will,  if  requested,  provide its credit  ratings to Party B in writing.

               "REQUIRED  RATINGS  THRESHOLD" means each of the S&P Required  Ratings  Threshold and the Moody's Second Trigger Ratings Threshold.

               "S&P" means  Standard & Poor's  Rating  Services,  a division of The  McGraw-Hill
               Companies, Inc., or any successor thereto.

               "S&P APPROVED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible  Replacement,  a short-term  unsecured and  unsubordinated  debt rating  from S&P of "A-1",  or, if such entity does not have a short-term  unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

               "S&P REQUIRED RATINGS  THRESHOLD"  means,  with respect to Party A, the guarantor under an Eligible  Guarantee or an Eligible  Replacement,  a long-term  unsecured and unsubordinated debt rating or counterparty rating from S&P of "BBB+".

               "SWAP RATING AGENCIES" means, with respect to any date of determination,  each of
               S&P and Moody's to the extent that each such  rating  agency is then  providing a rating for any of the RALI  Series  2007-QH5  Trust (the  "Certificates")  or any
               notes backed by the Certificates (the "Notes").

                       [Remainder of this page intentionally left blank.]

4.      Account Details and Settlement Information:

Payments to Party A:         ABN AMRO BANK NEW YORK
                                    ABNAUS33
                             CHIPS 007535
                             ABA 026009580
                                    FAVOUR ABN AMRO BANK LONDON
                                    ABNAGB2P
                                    A/C 661001036741
                                    REF DCM

Payments to Party B:         Deutsche Bank Trust Company Americas
                             ABA 021-001-033
                             A/C# 01419663
                             A/C Name NYLTD Funds Control - Stars West
                             Ref: RALI 2007-QH5

This  Agreement  may be  executed  in  several  counterparts,  each of which  shall be deemed an original but all of which together shall constitute one and the same instrument.

We are  very  pleased  to have  executed  this  Transaction  with  you and we  look  forward  to completing other transactions with you in the near future.

Very truly yours,

ABN AMRO BANK N.V.

By:     _______________________________               By: _______________________________
        Name:                                                          Name:
        Title:                                                         Title:

Party B, acting through its duly  authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST WITH
RESPECT TO THE RALI SERIES 2007-QH5 TRUST

By:     _______________________________
        Name:
        Title:

                                          SCHEDULE I
                          (All such dates subject to no adjustment)

           From and including                            To but excluding                        Notional Amount (USD)
             Effective Date                               July 25, 2007                               479,403,341
              July 25, 2007                              August 25, 2007                              461,961,999
             August 25, 2007                            September 25, 2007                            445,155,761
           September 25, 2007                            October 25, 2007                             428,961,369
            October 25, 2007                            November 25, 2007                             413,356,417
            November 25, 2007                           December 25, 2007                             398,319,327
            December 25, 2007                            January 25, 2008                             383,829,316
            January 25, 2008                            February 25, 2008                             369,866,363
            February 25, 2008                             March 25, 2008                              356,411,185
             March 25, 2008                               April 25, 2008                              343,445,210
             April 25, 2008                                May 25, 2008                               330,950,545
              May 25, 2008                                June 25, 2008                               318,909,959
              June 25, 2008                               July 25, 2008                               307,306,852
              July 25, 2008                              August 25, 2008                              296,125,236
             August 25, 2008                            September 25, 2008                            285,349,709
           September 25, 2008                            October 25, 2008                             274,965,435
            October 25, 2008                            November 25, 2008                             264,958,124
            November 25, 2008                           December 25, 2008                             255,314,010
            December 25, 2008                            January 25, 2009                             246,019,834
            January 25, 2009                            February 25, 2009                             237,062,821
            February 25, 2009                             March 25, 2009                              228,430,667
             March 25, 2009                               April 25, 2009                              220,111,520
             April 25, 2009                                May 25, 2009                               212,093,961
              May 25, 2009                                June 25, 2009                               204,366,992
              June 25, 2009                               July 25, 2009                               196,920,016
              July 25, 2009                              August 25, 2009                              189,742,827
             August 25, 2009                            September 25, 2009                            182,825,591
           September 25, 2009                            October 25, 2009                             176,158,836
            October 25, 2009                            November 25, 2009                             169,733,436
            November 25, 2009                           December 25, 2009                             163,540,601
            December 25, 2009                            January 25, 2010                             157,571,743
            January 25, 2010                            February 25, 2010                             151,818,831
            February 25, 2010                             March 25, 2010                              146,274,003
             March 25, 2010                               April 25, 2010                              140,929,687
             April 25, 2010                                May 25, 2010                               135,778,587
              May 25, 2010                                June 25, 2010                               130,813,676
              June 25, 2010                               July 25, 2010                               126,028,181
              July 25, 2010                              August 25, 2010                              121,414,656
             August 25, 2010                            September 25, 2010                            116,967,804
           September 25, 2010                            October 25, 2010                             112,681,126
            October 25, 2010                            November 25, 2010                             108,549,256
            November 25, 2010                           December 25, 2010                             104,566,570
            December 25, 2010                            January 25, 2011                             100,726,635
            January 25, 2011                            February 25, 2011                              97,024,877
            February 25, 2011                             March 25, 2011                               93,453,700
             March 25, 2011                               April 25, 2011                               90,011,318
             April 25, 2011                                May 25, 2011                                86,693,101
              May 25, 2011                                June 25, 2011                                83,494,106
              June 25, 2011                               July 25, 2011                                80,405,630
              July 25, 2011                              August 25, 2011                               77,428,626
             August 25, 2011                            September 25, 2011                             74,559,210
           September 25, 2011                            October 25, 2011                              71,791,666
            October 25, 2011                            November 25, 2011                              69,117,108
            November 25, 2011                           December 25, 2011                              66,508,555
            December 25, 2011                            January 25, 2012                              63,950,726
            January 25, 2012                            February 25, 2012                              61,451,943
            February 25, 2012                             March 25, 2012                               59,009,322
             March 25, 2012                               April 25, 2012                               56,657,504
             April 25, 2012                              Termination Date                              54,392,141

                                           ANNEX A

                           PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                           ANNEX B

                                  INDEMNIFICATION AGREEMENT

          Copyright(C)1994 by International Swaps and Derivatives Association, Inc.

                                                                                       ANNEX A

                                            ISDA(R)
                                     CREDIT SUPPORT ANNEX
                                    to the Schedule to the
                                    ISDA Master Agreement
                               dated as of May 30, 2007 between
            ABN AMRO Bank N.V. (hereinafter referred to as "PARTY A" or "PLEDGOR")
                                             And
Deutsche  Bank  Trust  Company  Americas,  not in  its  individual  capacity,  but  solely  as
Supplemental  Interest  Trust  Trustee  on  behalf of the  Supplemental  Interest  Trust  with respect to the RALI Series  2007-QH5 Trust  (hereinafter  referred to as "PARTY B" or "SECURED
PARTY").

For the  avoidance  of  doubt,  and  notwithstanding  anything  to the  contrary  that  may be contained in the Agreement,  this Credit Support Annex shall relate solely to the  Transaction documented  in the  Confirmation  dated May 30, 2007  between  Party A and Party B,  Reference
Number: 6343039.

PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a)     SECURITY INTEREST FOR "OBLIGATIONS".  The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

        With respect to Party A: not applicable.

        With respect to Party B: not applicable.

(b)     CREDIT SUPPORT OBLIGATIONS.

(i)     DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

(A)     "DELIVERY  AMOUNT"  has the  meaning  specified  in  Paragraph  3(a) as amended (I) by deleting  the  words  "upon a  demand  made by the  Secured  Party on or promptly  following a Valuation  Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation  Date" and
                      (II)  by  deleting  in  its  entirety  the  sentence  beginning  "Unless otherwise  specified in  Paragraph  13" and ending "(ii) the Value as of that  Valuation  Date of all Posted  Credit  Support held by the Secured
                      Party." and inserting in lieu thereof the following:

                      The "DELIVERY  AMOUNT"  applicable to the Pledgor for any Valuation Date will equal the greatest of

                      (1)    the  amount by which (a) the S&P Credit  Support  Amount for such
                             Valuation  Date  exceeds  (b) the S&P Value as of such  Valuation
                             Date of all Posted Credit Support held by the Secured Party,

                      (2)    the  amount  by  which  (a)  the  Moody's  First  Trigger  Credit
                             Support  Amount for such  Valuation  Date exceeds (b) the Moody's
                             First  Trigger  Value  as of such  Valuation  Date of all  Posted
                             Credit Support held by the Secured Party, and

                      (3)    the  amount  by  which  (a) the  Moody's  Second  Trigger  Credit
                             Support  Amount for such  Valuation  Date exceeds (b) the Moody's
                             Second  Trigger  Value as of such  Valuation  Date of all  Posted
                             Credit Support held by the Secured Party.

(B)     "RETURN AMOUNT" has the meaning  specified in Paragraph 3(b) as amended by deleting in its entirety  the  sentence  beginning  "Unless  otherwise  specified in
                      Paragraph  13"  and  ending  "(ii)  the  Credit  Support   Amount."  and
                      inserting in lieu thereof the following:

                      The "RETURN  AMOUNT"  applicable  to the Secured Party for any Valuation
                      Date will equal the least of

                      (1)    the amount by which (a) the S&P Value as of such  Valuation  Date of all Posted  Credit  Support held by the Secured  Party exceeds
                             (b) the S&P Credit Support Amount for such Valuation Date,

                      (2)    the amount by which (a) the  Moody's  First  Trigger  Value as of such  Valuation  Date of all Posted  Credit  Support  held by the
                             Secured  Party  exceeds  (b) the  Moody's  First  Trigger  Credit
                             Support Amount for such Valuation Date, and

                      (3)    the amount by which (a) the Moody's  Second  Trigger  Value as of such  Valuation  Date of all Posted  Credit  Support  held by the
                             Secured  Party  exceeds (b) the  Moody's  Second  Trigger  Credit
                             Support Amount for such Valuation Date.

(C)     "CREDIT  SUPPORT  AMOUNT" shall not apply.  For purposes of  calculating  any Delivery
                      Amount or Return Amount for any Valuation Date,  reference shall be made to the S&P Credit  Support  Amount,  the Moody's  First  Trigger  Credit
                      Support Amount,  or the Moody's Second Trigger Credit Support Amount, in
                      each  case  for  such   Valuation   Date,   as  provided  in  Paragraphs
                      13(b)(i)(A) and 13(b)(i)(B), above.

(ii)    ELIGIBLE COLLATERAL.

               On any date,  the following  items will qualify as "ELIGIBLE  COLLATERAL"  (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                                                                MOODY'S
                                                                                 S&P         FIRST TRIGGER          MOODY'S
                                                                              VALUATION        VALUATION         SECOND TRIGGER
                 COLLATERAL                                                   PERCENTAGE       PERCENTAGE     VALUATION PERCENTAGE
            (A)     Cash                                                         100%             100%                100%
            (B)     Fixed-rate  negotiable debt obligations  issued by the
                 U.S. Treasury  Department having a remaining  maturity on      98.5%             100%                100%
                 such date of not more than one year
            (C)     Fixed-rate  negotiable debt obligations  issued by the
                 U.S. Treasury  Department having a remaining  maturity on
                 such  date of more  than one  year but not more  than ten      89.9%             100%                94%
                 years
            (D)     Fixed-rate  negotiable debt obligations  issued by the
                 U.S. Treasury  Department having a remaining  maturity on      83.9%             100%                87%
                 such date of more than ten years

(iii)   OTHER ELIGIBLE SUPPORT.

               The  following  items will  qualify as "OTHER  ELIGIBLE  SUPPORT" for the party specified:

               Not applicable.

(iv)    THRESHOLD.

(A)     "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

(B)     "THRESHOLD"  means,  with  respect to Party A and any  Valuation  Date,  zero if (i) a
                      Collateral  Event has occurred and has been  continuing (x) for at least
                      30 days  or (y)  since  this  Annex  was  executed,  or (ii) a  Required
                      Ratings  Downgrade  Event has  occurred  and is  continuing;  otherwise, infinity.

                      "THRESHOLD"  means,  with  respect  to Party B and any  Valuation  Date, infinity.

(C)     "MINIMUM  TRANSFER  AMOUNT"  means USD  100,000  with  respect to Party A and Party B;
                      provided,  however,  that if the aggregate Certificate Principal Balance of the  Certificates  and the aggregate  principal  balance of any Notes rated by S&P is at the time of any  transfer  less than USD  50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

(D)     ROUNDING: The Delivery Amount will be rounded up to the nearest integral multiple of
                      USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)     VALUATION AND TIMING.

(i)     "VALUATION AGENT" means Party A; provided,  however, that if an Event of Default shall have occurred with respect to which Party A is the  Defaulting  Party,  Party B shall have the right to  designate  as Valuation  Agent an  independent  party, reasonably  acceptable  to Party A, the cost for which  shall be borne by Party
               A. All  calculations  by the Valuation  Agent must be made in  accordance  with standard market practice,  including, in the event of a dispute as to the Value of any Eligible  Credit Support or Posted Credit Support,  by making  reference to quotations received by the Valuation Agent from one or more Pricing Sources.

(ii)    "VALUATION  DATE" means the first Local  Business Day in each week on which any of the
               S&P Credit Support  Amount,  the Moody's First Trigger Credit Support Amount or
               the Moody's Second Trigger Credit Support Amount is greater than zero.

(iii)   "VALUATION  TIME" means the close of business  in the city of the  Valuation  Agent on the Local  Business Day  immediately  preceding the  Valuation  Date or date of calculation,  as  applicable;  provided  that the  calculations  of  Value  and
               Exposure will be made as of  approximately  the same time on the same date. The
               Valuation  Agent will notify each party (or the other party,  if the  Valuation
               Agent is a party) of its calculations  not later than the Notification  Time on the  applicable  Valuation  Date (or in the case of Paragraph  6(d),  the Local
               Business  Day  following  the  day on  which  such  relevant  calculations  are performed).

(iv)    "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

(v)     EXTERNAL  VERIFICATION.  Notwithstanding  anything to the contrary in the  definitions of Valuation  Agent or Valuation Date, at any time at which Party A (or, to the extent  applicable,  its Credit  Support  Provider)  does not have a  long-term unsubordinated  and  unsecured  debt rating of at least  "BBB+"  from S&P,  the
               Valuation  Agent shall (A) calculate the Secured  Party's  Exposure and the S&P
               Value of Posted Credit  Support on each  Valuation Date based on internal marks and (B) verify such  calculations  with external  marks monthly by obtaining on the last Local  Business Day of each calendar month two external marks for each
               Transaction  to which this Annex  relates  and for all Posted  Credit  Support;
               such  verification of the Secured Party's Exposure shall be based on the higher of the two  external  marks.  Each  external  mark in respect of a  Transaction shall be obtained  from an  independent  Reference  Market-maker  that would be eligible  and  willing to enter  into such  Transaction  in the  absence of the current  derivative  provider,  provided  that  an  external  mark  may  not be obtained  from the same  Reference  Market-maker  more than  four  times in any
               12-month  period.  The  Valuation  Agent  shall  obtain  these  external  marks directly or through an  independent  third party,  in either case at no cost to
               Party B. The  Valuation  Agent  shall  calculate  on each  Valuation  Date (for purposes of this paragraph,  the last Local Business Day in each calendar month referred to above shall be  considered  a Valuation  Date) the Secured  Party's
               Exposure based on the greater of the Valuation  Agent's  internal marks and the external  marks  received.  If the S&P Value on any such  Valuation Date of all
               Posted  Credit  Support  then  held by the  Secured  Party is less than the S&P
               Credit  Support  Amount  on such  Valuation  Date (in each  case as  determined pursuant to this  paragraph),  Party A shall,  within three Local Business Days of such Valuation  Date,  Transfer to the Secured Party Eligible Credit Support
               having  an S&P  Value  as of the  date  of  Transfer  at  least  equal  to such deficiency.

(vi)    NOTICE  TO S&P.  At any time at  which  Party A (or,  to the  extent  applicable,  its
               Credit  Support  Provider)  does  not  have  a  long-term   unsubordinated  and
               unsecured  debt rating of at least "BBB+" from S&P, the  Valuation  Agent shall provide to S&P not later than the  Notification  Time on the Local Business Day following each Valuation Date its  calculations of the Secured Party's Exposure and the S&P Value of any Eligible  Credit  Support or Posted Credit Support for
               that  Valuation  Date.  The  Valuation  Agent  shall  also  provide  to S&P any external marks received pursuant to the preceding paragraph.

(d)     CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES.  None.

(e)     SUBSTITUTION.

(i)     "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

(ii)    CONSENT.  If specified  here as  applicable,  then the Pledgor must obtain the Secured
               Party's consent for any substitution pursuant to Paragraph 4(d):  Inapplicable.

(f)     DISPUTE RESOLUTION.

(i)     "RESOLUTION  TIME" means 1:00 p.m. New York time on the Local  Business Day  following the date on which the notice of the dispute is given under Paragraph 5.

(ii)    VALUE.  Notwithstanding  anything to the contrary in Paragraph  12, for the purpose of
               Paragraphs  5(i)(C) and 5(ii), the S&P Value,  Moody's First Trigger Value, and
               Moody's Second Trigger Value,  on any date, of Eligible  Collateral  other than
               Cash will be calculated as follows:

               For  Eligible  Collateral  in  the  form  of  securities  listed  in  Paragraph
               13(b)(ii):  the sum of (A) the product of (1)(x) the bid price at the Valuation
               Time for such  securities  on the  principal  national  securities  exchange on which such  securities are listed,  or (y) if such securities are not listed on a national  securities  exchange,  the bid price for such securities  quoted at the Valuation Time by any principal  market maker for such securities  selected by the  Valuation  Agent,  or (z) if no such bid price is listed or quoted  for such  date,  the  bid  price  listed  or  quoted  (as the  case  may be) at the
               Valuation  Time for the day next  preceding such date on which such prices were available  and  (2) the  applicable  Valuation  Percentage  for  such  Eligible
               Collateral,  and (B) the  accrued  interest on such  securities  (except to the extent  Transferred to the Pledgor  pursuant to Paragraph  6(d)(ii) or included in the applicable  price referred to in the immediately  preceding  clause (A))
               as of such date.

(iii)   ALTERNATIVE.  The provisions of Paragraph 5 will apply.

(g)     HOLDING AND USING POSTED COLLATERAL.

        (i)    ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

               A Custodian will be entitled to hold Posted Collateral on behalf of Party B pursuant to Paragraph 6(b); provided that:

                      (1) Party B may  appoint as  Custodian  (A) the entity  then  serving as the  Supplemental  Interest  Trust  Trustee or (B) any entity other than the entity then serving as the  Supplemental  Interest  Trust Trustee if such other entity (or, to the extent  applicable,  its parent company or credit  support  provider)  shall then have a short-term  unsecured  and unsubordinated debt rating from S&P of at least "A-1."

                      (2)  Posted Collateral may be held only in the following jurisdiction:
                      United States.

               Initially, the Custodian for Party B is: the entity serving as Supplemental
               Interest Trust Trustee

        (ii)   USE OF POSTED COLLATERAL.  The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

        (iii)  NOTICE. If a party or its Custodian fails to meet the criteria for eligibility to hold (or, in the case of a party, to use) Posted Collateral set forth in this Paragraph 13(g), such party shall promptly notify the other party of such ineligibility.

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

(i)     INTEREST RATE. The "INTEREST  RATE" will be the actual  interest rate earned on Posted
               Collateral  in the  form of Cash  that  is  held by  Party B or its  Custodian.
               Posted  Collateral in the form of Cash shall be invested in such  overnight (or redeemable  within two Local  Business  Days of demand)  Permitted  Investments rated at least (x) AAAm or AAAm-G by S&P and (y)  Prime-1  by Moody's or Aaa by
               Moody's,  as  directed  by  Party A  (unless  (x) an  Event  of  Default  or an
               Additional  Termination Event has occurred with respect to which Party A is the defaulting or sole  Affected  Party or (y) an Early  Termination  Date has been designated,  in which case such Posted  Collateral  shall be held  uninvested).
               Gains and losses incurred in respect of any investment of Posted  Collateral in the form of Cash in Permitted  Investments  as directed by Party A shall be for the account of Party A.

(ii)    TRANSFER OF INTEREST  AMOUNT.  The Transfer of the Interest Amount will be made on the second Local  Business Day following the end of each calendar  month and on any other Local  Business  Day on which  Posted  Collateral  in the form of Cash is
               Transferred to the Pledgor pursuant to Paragraph 3(b); provided,  however, that the  obligation of Party B to Transfer any Interest  Amount to Party A shall be limited to the extent that Party B has earned and received  such funds and such funds are available to Party B.

(iii)   ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i)     ADDITIONAL  REPRESENTATION(S).  There  are no  additional  representations  by  either party.

(j)     OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

(i)     "VALUE" with respect to Other Eligible  Support and Other Posted  Support  means:  not applicable.

(ii)    "TRANSFER" with respect to Other Eligible  Support and Other Posted Support means: not applicable.

(k)     DEMANDS AND NOTICES.All  demands,  specifications and notices under this Annex will be made  pursuant  to the  Notices  Section of this  Agreement,  except  that any demand, specification  or notice shall be given to or made at the following  addresses,  or at such other  address as the  relevant  party may from time to time  designate by giving notice (in accordance with the terms of this paragraph) to the other party:

        If to Party A:

        ABN AMRO Bank N.V., London Branch
        199 Bishopsgate,
        London, EC2M 3XW,
        United Kingdom
        Attention:  Fixed Income Derivatives Documentation

        If to Party B, at the  address  specified  pursuant  to the  Notices  Section  of this
        Agreement.

        If to Party B's Custodian:

        Deutsche Bank Trust Company Americas
        1761 East St. Andrew Place
        Santa Ana, CA  92705-4934
        Attn:  Trust Administration - RF07QH5

(l)     ADDRESS  FOR  TRANSFERS.  Each  Transfer  hereunder  shall  be  made  to  the  address specified  below or to an address  specified in writing from time to time by the party to which such Transfer will be made.

        Party A account details for holding collateral:

                      ABN AMRO Bank, NY
                      ABA   #026009580
                      A/C   674054501541
                      F/A   ABN AMRO Bank NV London Branch

        Party B's Custodian account details for holding collateral:

                      Deutsche Bank Trust Company Americas
                      1761 East St. Andrew Place
                      Santa Ana, CA  92705-4934
                      Attn:  Trust Administration - RF07QH5

(m)     OTHER PROVISIONS.

(i)     COLLATERAL  ACCOUNT.  Party B shall open and  maintain  a  segregated  account,  which shall be an  Eligible  Account,  and  hold,  record  and  identify  all  Posted
               Collateral in such segregated account  established  pursuant to the Pooling and
               Servicing Agreement.

(ii)    AGREEMENT AS TO SINGLE  SECURED PARTY AND SINGLE  PLEDGOR.  Party A and Party B hereby agree that,  notwithstanding  anything to the  contrary in this Annex,  (a) the term  "Secured  Party" as used in this  Annex  means only Party B, (b) the term
               "Pledgor"  as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the  acknowledgement  in the final sentence of
               Paragraph 8(a) and the representations in Paragraph 9.

(iii)   CALCULATION  OF VALUE.  Paragraph  4(c) is hereby amended by deleting the word "Value"
               and inserting in lieu thereof "S&P Value,  Moody's First Trigger Value, Moody's
               Second  Trigger  Value".  Paragraph  4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value,  Moody's First
               Trigger  Value,  and Moody's  Second  Trigger Value" and (B) deleting the words
               "the Value" and  inserting in lieu thereof "S&P Value,  Moody's  First  Trigger
               Value,  and Moody's  Second  Trigger  Value".  Paragraph 5 (flush  language) is hereby  amended by deleting the word "Value" and inserting in lieu thereof "S&P
               Value,   Moody's  First  Trigger  Value,  or  Moody's  Second  Trigger  Value".
               Paragraph 5(i) (flush  language) is hereby amended by deleting the word "Value"
               and  inserting in lieu thereof "S&P Value,  Moody's First  Trigger  Value,  and
               Moody's  Second  Trigger  Value".   Paragraph  5(i)(C)  is  hereby  amended  by
               deleting  the word "the Value,  if" and  inserting  in lieu thereof "any one or more of the S&P Value,  Moody's First Trigger Value,  or Moody's Second Trigger
               Value,  as may be".  Paragraph  5(ii) is hereby  amended  by (1)  deleting  the first  instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value,  Moody's  First  Trigger  Value,  or  Moody's  Second
               Trigger  Value" and (2) deleting  the second  instance of the words "the Value"
               and inserting in lieu thereof "such  disputed S&P Value,  Moody's First Trigger
               Value,  or Moody's Second Trigger  Value".  Each of Paragraph  8(b)(iv)(B)  and
               Paragraph  11(a) is hereby  amended by deleting the word "Value" and  inserting in lieu thereof  "least of the S&P Value,  Moody's  First  Trigger  Value,  and
               Moody's Second Trigger Value".

(iv)    FORM OF  ANNEX.  Party A and  Party B  hereby  agree  that the  text of  Paragraphs  1 through 12,  inclusive,  of this Annex is  intended  to be the printed  form of
               ISDA Credit  Support Annex  (Bilateral  Form - ISDA  Agreements  Subject to New
               York  Law  Only  version)  as  published  and   copyrighted   in  1994  by  the
               International Swaps and Derivatives Association, Inc.

(v)     EVENTS OF  DEFAULT.  Paragraph 7 will not apply to cause any Event of Default to exist with  respect  to Party B except  that  Paragraph  7(i)  will  apply to Party B solely in respect of Party B's  obligations  under Paragraph 3(b) of the Credit
               Support  Annex.  Notwithstanding  anything to the  contrary in Paragraph 7, any failure by Party A to comply  with or perform  any  obligation  to be  complied with or  performed by Party A under the Credit  Support  Annex shall only be an
               Event of Default if (A) a Required  Ratings  Downgrade  Event has  occurred and been  continuing  for 30 or more Local  Business  Days, and (B) such failure is not  remedied on or before the third Local  Business  Day after  notice of such failure is given to Party A.

(vi)    EXPENSES.  Notwithstanding  anything to the contrary in Paragraph 10, the Pledgor will be responsible  for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

(vii)   WITHHOLDING.  Paragraph  6(d)(ii) is hereby  amended by  inserting  immediately  after
               "the  Interest  Amount"  in  the  fourth  line  thereof  the  words  "less  any applicable withholding taxes."

         (ix)  ADDITIONAL DEFINITIONS.  As used in this Annex:

               "COLLATERAL  EVENT" means that no Relevant  Entity has credit  ratings at least equal to the Approved Ratings Threshold.

                "DV01"  means,  with respect to a Transaction  and any date of  determination, the estimated change in the Secured Party's  Transaction  Exposure with respect to such  Transaction  that would  result from a one basis  point  change in the relevant swap curve on such date, as determined by the Valuation  Agent in good faith and in a  commercially  reasonable  manner.  The  Valuation  Agent shall, upon request of Party B, provide to Party B a statement  showing in  reasonable detail such calculation.

               "EXPOSURE"  has the meaning  specified in Paragraph  12,  except that after the word  "Agreement" the words  "(assuming,  for this purpose only, that Part 1(f)
               of the Schedule is deleted)" shall be inserted.

               "LOCAL  BUSINESS DAY" means,  for purposes of this Annex:  any day on which (A)
               commercial banks are open for business  (including dealings in foreign exchange and foreign  currency  deposits) in New York and the location of Party A, Party
               B and any Custodian,  and (B) in relation to a Transfer of Eligible Collateral, any day on which the  clearance  system  agreed  between  the  parties  for the delivery  of  Eligible  Collateral  is open for  acceptance  and  execution  of settlement  instructions  (or in the  case  of a  Transfer  of  Cash  or  other
               Eligible  Collateral for which delivery is contemplated by other means a day on which  commercial  banks are open for business  (including  dealings in foreign exchange  and foreign  deposits) in New York and the location of Party A, Party
               B and any Custodian.

               "MOODY'S FIRST TRIGGER EVENT" means that no Relevant  Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

               "MOODY'S FIRST TRIGGER CREDIT SUPPORT  AMOUNT" means,  for any Valuation  Date, the excess, if any, of

               (I)    (A)    for any  Valuation  Date on which  (I) a  Moody's  First  Trigger
                             Ratings  Event has  occurred and has been  continuing  (x) for at least  30  Local  Business  Days  or (y)  since  this  Annex  was executed  and  (II)  it is not the  case  that a  Moody's  Second
                             Trigger  Ratings  Event has occurred and been  continuing  for at least 30 Local  Business  Days, an amount equal to the greater of
                             (a)  zero  and (b) the sum of (i) the  Secured  Party's  Exposure for such  Valuation  Date and (ii) the sum, for each  Transaction to which this  Annex  relates,  of the lesser of (x) the  product of the Moody's  First Trigger DV01  Multiplier  and DV01 for such
                             Transaction  and such  Valuation  Date and (y) the product of (i)
                             Moody's  First  Trigger  Notional  Amount  Multiplier,  (ii)  the
                             Scale  Factor,  if any,  for such  Transaction,  or,  if no Scale
                             Factor is  applicable  for such  Transaction,  one, and (iii) the
                             Notional Amount for such  Transaction for the Calculation  Period
                             for  such   Transaction   (each  as   defined   in  the   related
                             Confirmation) which includes such Valuation Date; or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A such Valuation Date.

               "MOODY'S FIRST TRIGGER DV01 MULTIPLIER" means  25.

               "MOODY'S  FIRST  TRIGGER  VALUE"  means,  on any date and with  respect  to any
               Eligible  Collateral  other than Cash,  the bid price obtained by the Valuation
               Agent  multiplied by the Moody's First Trigger  Valuation  Percentage  for such
               Eligible Collateral set forth in Paragraph 13(b)(ii).

               "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 4%.

               "MOODY'S SECOND TRIGGER CREDIT SUPPORT  AMOUNT" means,  for any Valuation Date, the excess, if any, of

               (I)    (A)    for any  Valuation  Date on which it is the case  that a  Moody's
                             Second  Trigger  Ratings  Event has occurred and been  continuing for at least 30  Local  Business  Days,  an  amount  equal to the greatest  of (a)  zero,  (b) the  aggregate  amount  of the  Next
                             Payments for all Next Payment  Dates,  and (c) the sum of (x) the
                             Secured  Party's  Exposure  for such  Valuation  Date and (y) the sum, for each Transaction to which this Annex relates, of

                             (1) if  such  Transaction  is not a  Transaction-Specific  Hedge, the  lesser of (i) the  product  of the  Moody's  Second  Trigger
                             DV01   Multiplier  and  DV01  for  such   Transaction   and  such
                             Valuation  Date and (ii) the  product of (1) the  Moody's  Second
                             Trigger  Notional  Amount  Multiplier,  (2) the Scale Factor,  if
                             any, for such  Transaction,  or, if no Scale Factor is applicable for such  Transaction,  one, and (3) the Notional Amount for such
                             Transaction  for the  Calculation  Period  for  such  Transaction
                             (each as  defined in the  related  Confirmation)  which  includes such Valuation Date; or

                              (2) if such  Transaction is a  Transaction-Specific  Hedge,  the
                             lesser  of  (i)  the  product  of  the  Moody's   Second  Trigger
                             Transaction-Specific  Hedge  DV01  Multiplier  and  DV01 for such
                             Transaction  and such  Valuation Date and (ii) the product of (1)
                             the Moody's  Second Trigger  Transaction-Specific  Hedge Notional
                             Amount  Multiplier,  (2)  the  Scale  Factor,  if any,  for  such
                             Transaction,  or,  if no  Scale  Factor  is  applicable  for such
                             Transaction,   one,  and  (3)  the   Notional   Amount  for  such
                             Transaction  for the  Calculation  Period  for  such  Transaction
                             (each as  defined in the  related  Confirmation)  which  includes such Valuation Date; or

                       (B)   for any other Valuation Date, zero, over

               (II)   the Threshold for Party A for such Valuation Date.

               "MOODY'S SECOND TRIGGER DV01 MULTIPLIER" means 60.

               "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 9%.

               "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE DV01 MULTIPLIER" means 75.

               "MOODY'S SECOND TRIGGER  TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT MULTIPLIER"
               means 11%.

               "MOODY'S  SECOND  TRIGGER  VALUE"  means,  on any date and with  respect to any
               Eligible  Collateral  other than Cash,  the bid price obtained by the Valuation
               Agent  multiplied by the Moody's Second Trigger  Valuation  Percentage for such
               Eligible Collateral set forth in Paragraph 13(b)(ii).

               "NEXT PAYMENT"  means, in respect of each Next Payment Date, the greater of (i)
               the  amount of any  payments  due to be made by Party A under  Section  2(a) on such  Next  Payment  Date  less  any  payments  due to be made by Party B under
               Section 2(a) on such Next Payment  Date (in each case,  after giving  effect to any applicable netting under Section 2(c)) and (ii) zero.

               "NEXT PAYMENT DATE" means each date on which the next  scheduled  payment under any Transaction is due to be paid.

               "PRICING SOURCES" means the sources of financial  information commonly known as
               Bloomberg,  Bridge Information Services,  Data Resources Inc., Interactive Data
               Services,   International   Securities   Market   Association,   Merrill  Lynch
               Securities  Pricing  Service,  Muller Data  Corporation,  Reuters,  Wood Gundy,
               Trepp Pricing, JJ Kenny, S&P and Telerate.

               "REMAINING  WEIGHTED AVERAGE  MATURITY"  means,  with respect to a Transaction, the expected  weighted  average  maturity for such Transaction as determined by the Valuation Agent.

               "S&P  APPROVED  RATINGS  DOWNGRADE  EVENT"  means that no  Relevant  Entity has credit ratings at least equal to the S&P Approved Ratings Threshold.

               "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess,  if any, of

               (I)    (A)    for  any  Valuation  Date on  which  (i) a S&P  Approved  Ratings
                             Downgrade  Event has  occurred and been  continuing  for at least
                             30 days,  or (ii) a S&P  Required  Ratings  Downgrade  Event  has
                             occurred  and is  continuing,  an amount  equal to the sum of (1)
                             100.0% of the Secured  Party's  Exposure for such  Valuation Date and (2) the  sum,  for  each  Transaction  to  which  this  Annex relates,  of the  product of (i) the  Volatility  Buffer for such
                             Transaction,   (ii)  the   Scale   Factor,   if  any,   for  such
                             Transaction,  or,  if no  Scale  Factor  is  applicable  for such
                             Transaction,   one,  and  (iii)  the  Notional   Amount  of  such
                             Transaction  for the  Calculation  Period (each as defined in the related  Confirmation)  of such  Transaction  which includes such
                             Valuation Date, or

                      (B)    for any other Valuation Date, zero, over

               (II)   the Threshold for Party A for such Valuation Date.

               "S&P  REQUIRED  RATINGS  DOWNGRADE  EVENT"  means that no  Relevant  Entity has credit ratings at least equal to the S&P Required Ratings Threshold.

               "S&P VALUE"  means,  on any date and with  respect to any  Eligible  Collateral other than Cash,  the product of (A) the bid price  obtained  by the  Valuation
               Agent for such Eligible  Collateral  and (B) the S&P Valuation  Percentage  for
               such Eligible Collateral set forth in paragraph 13(b)(ii).

               "TRANSACTION  EXPOSURE" means, for any Transaction,  Exposure  determined as if such Transaction  were the only  Transaction  between the Secured Party and the
               Pledgor.

               "TRANSACTION-SPECIFIC  HEDGE"  means any  Transaction  that is (i) an  interest rate swap in  respect of which (x) the  notional  amount of the  interest  rate swap is "balance  guaranteed"  or (y) the notional  amount of the interest rate swap for any  Calculation  Period  (as  defined  in the  related  Confirmation)
               otherwise  is not a specific  dollar  amount that is fixed at the  inception of the  Transaction,  (ii) an interest  rate cap,  (iii) an interest rate floor or
               (iv) an interest rate swaption.

               "VALUATION  PERCENTAGE"  shall mean, for purposes of determining the S&P Value,
               Moody's First Trigger  Value,  or Moody's  Second Trigger Value with respect to any Eligible  Collateral or Posted  Collateral,  the  applicable  S&P Valuation
               Percentage,  Moody's  First Trigger  Valuation  Percentage,  or Moody's  Second
               Trigger   Valuation   Percentage   for  such  Eligible   Collateral  or  Posted
               Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

               "VALUE" shall mean, in respect of any date, the related S&P Value,  the related
               Moody's First Trigger Value, and the related Moody's Second Trigger Value.

               "VOLATILITY  BUFFER" means,  for any  Transaction,  the related  percentage set forth in the following table.

               ----------------------------------- ---------------- ---------------- ----------------- -----------------

               The higher of  the S&P credit          Remaining        Remaining        Remaining         Remaining
               rating of (i) Party A and (ii)         Weighted         Weighted          Weighted          Weighted
               the Credit Support Provider of          Average          Average          Average           Average
               Party A, if applicable                Maturity of       Maturity        Maturity of       Maturity of
                                                        such            of such      such Transaction  such Transaction
                                                     Transaction    Transaction up    up to 10 years    up to 30 years
                                                    up to 3 years     to 5 years
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
                "A-2" or higher                         2.75%            3.25%            4.00%             4.75%
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               "A-3"                                    3.25%            4.00%            5.00%             6.25%
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               ----------------------------------- ---------------- ---------------- ----------------- -----------------
               "BB+" or lower                           3.50%            4.50%            6.75%             7.50%
               ----------------------------------- ---------------- ---------------- ----------------- -----------------

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        IN WITNESS  WHEREOF,  the parties have  executed  this Annex by their duly  authorized representatives as of the date of the Agreement.

                       ABN AMRO Bank N.V.                            Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the
                                                                                     RALI Series 2007-QH5 Trust

By:  _____________________________                                By:
     Name                                                              Name:
     Title:                                                            Title:
     Date:                                                             Date:

By:  _____________________________
     Name
     Title:
     Date: